LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND,

EACH DATED MARCH 31, 2014

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

Effective June 30, 2014, the fund will be renamed QS Batterymarch U.S. Large Cap Equity Fund.

Effective June 30, 2014, the name of the fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc.

Effective May 30, 2014, the sections of the Summary Prospectus and the Prospectus titled “Management — Portfolio Managers” are replaced with the following text:

Portfolio managers: Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III. Mr. Lanzendorf (Deputy Chief Investment Officer) and Mr. Kairnes (Senior Portfolio Manager) have been portfolio managers of the fund since its inception in April 2008 and since 2012, respectively.

Effective June 16, 2014, the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks — Selection process” is replaced with the following text:

The portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The subadviser employs sector constraints to limit the fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the fund’s assets. However, as part of the subadviser’s investment process, larger companies with especially large weights in the Index may be overweighted in the fund, which may result in fund positions of greater than 5% in those securities.

Effective May 30, 2014, the section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio managers

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III are responsible for the strategic oversight of Batterymarch’s investment process for the fund. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current internal investment strategies. Mr. Lanzendorf has been a portfolio manager of the fund since its inception in April 2008 and Mr. Kairnes has been a portfolio manager of the fund since 2012.

Mr. Lanzendorf, Deputy Chief Investment Officer, has 30 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Kairnes is a Senior Portfolio Manager and has 20 years of investment experience. He joined Batterymarch in 2008. Mr. Kairnes was formerly a portfolio manager at Putnam Investments, where he also headed a quantitative research team. Prior to that, he was a portfolio manager and quantitative analyst at Independence Investments LLC. He holds a BA from Boston College and an MBA from Duke University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

BATX016374

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